Q1 2015 Corporate Update and Financial Results

May 6, 2015

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor
Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Performance	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward-Looking Statements

This press release contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; he risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Q1 2015 Corporate Update



Peter Greenleaf
Chief Executive Officer

Q1 2015 Key Highlights

1. **Demonstrated strong financial performance**
2. **Continued driving the development of our pipeline**
3. **Significant progress in evolving our capital structure**
   - Diversified our shareholder base
   - Significant tax benefit

Continued Strong Financial Performance

Significant gains drove strong financial performance

- Overall revenue grew 33%
- Product royalty revenue from U.S. sales of AMITIZA grew 17%
- Product sales revenue of AMITIZA from Japan grew 77%

Net income and earnings per share

- Net income: $6.4M
- Earnings per share: $0.14

U.S. AMITIZA Performance

Sucampo AMITIZA revenue

- Royalty revenue grew 17% to $15.7M

Takeda AMITIZA net sales*

- Increased 17% to $87.5M

AMITIZA total prescriptions

- March 2015: 121,000 TRx's, second highest ever
- Q1 TRx grew 9% YoY
- YTD TRx growth 6%
- Chronic constipation market (generic and brand; all indications) grew 7% for Q1 YoY

*Reported by Takeda, for royalty calculation purposes

Japan AMITIZA Performance

Sucampo revenue

- Sales grew 83% to $11.1M

Mylan committed to making AMITIZA a success in Japan and building on Abbott's legacy

SUCAMPO
The Science of Innovation

AMITIZA Rest of World

Europe

- January: MRP successfully completed
- Recommendation for approval in Austria, Belgium, Germany, Italy, Ireland, Luxembourg, the Netherlands and Spain
- Ireland, Luxembourg, the Netherlands and Belgium have already issued NMA

Canada

- Expect NDA decision by end of 2015

SUCAMPO
The Science of Innovation

Secondary Offering

Founding shareholders + management executed an underwritten public offering

- 4.6M shares of class A common stock

Key Benefits

- Diversified and expanded our shareholder base
- Lowered our corporate tax rate

Addressing our capital structure is a key goal for 2015

Pipeline Update



Peter Kiener, D. Phil
Chief Scientific Officer

At-A-Glance: Sucampo Pipeline

	CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT					TIMELINE TARGETS	
	LEAD COMPOUNDS	PHASE 1	PHASE 2		PHASE 3		NDA/MAA FILING	APPROVAL
Lifecycle Management	Lubiprostone – Pediatric Functional Constipation (6 years-17 years)				Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015	2016*	2017*
Lifecycle Management	Lubiprostone – Alternate Formulation (Adults)				FPI – 2H 2015 LPI – 1H 2016		2H 2016*	2017*
Lifecycle Management	Lubiprostone – Alternate Formulation – Pediatric Functional Constipation (6 months- 6 years)				Pivotal: FPI – 1H 2016 LPI – 1H 2017	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2017*	2018*
Clinical Development	Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 2H 2016		FPI – 2017 LPI – 2018		2018	2019
Clinical Development	Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015		FPI – 2018 LPI – 2018		2020	2021

COMPLETED | IN PROGRESS / PROJECTED START

*Pending partner/FDA discussions

SUCAMPO
The Science of Innovation

Diversify Our Science and Portfolio

Continue to evaluate external assets

- Goal is to enhance and diversify our portfolio through in-licensing or acquisition
- Assessment of new therapeutic areas and targets remains ongoing

Q1 Performance Update



Andrew Smith
Chief Financial Officer

Revenue Highlights ($M)



+33%
$22.2
$29.5
Q1-14 Q1-15
Total Revenue
+17%
$13.5
$15.7
Q1-14 Q1-15
Product Royalty Revenue
+77%
$6.3
$11.1
Q1-14 Q1-15
Product Sales Revenue

SUCAMPO
The Science of Innovation

Strong Financial Performance ($M, Non- GAAP Earnings)



$6.4
Q1-15
Net Income
$0.14
Q1-15
EPS
+254%
$3.0
$10.6
Q1-14
Q1-15
Non-GAAP Earnings

SUCAMPO
The Science of Innovation

Expense Highlights ($M)



+80%
$3.4
$6.1
+32%
$5.1
$6.8
(13%)
$7.3
$6.3
(83%)
$3.6
$0.6
Q1-14 Q1-15
Cost of Goods Sold
Q1-14 Q1-15
R&D Expenses
Q1-14 Q1-15
G&A Expenses
Q1-14 Q1-15
S&M Expenses

SUCAMPO
The Science of Innovation

Effective Tax Rate


63%
31%
Q1-14
Q1-15

Balance Sheet

Q1 2015 (As of 03/31/15)	
Cash, Cash Equivalents, Restricted Cash and Investments	$118.8M
Notes Payable	$25.8M
Cash Flow from Operations	$4.6M

SUCAMPO
The Science of Innovation

Conclusion



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

Continuing to Make Progress on 2015 Expectations

- Solid financial performance driven by top and bottom line growth
- Focus on the advancement of our pipeline
- Took significant step in addressing our capital structure, diversifying our shareholder base through the secondary offering

Q&A